Exhibit 23.4



            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration
Statement of our report dated March 19, 1999 included in the PennzEnergy Company Form 10-K for the year ended December 31,
1998.

                                       ARTHUR ANDERSEN LLP

Houston, Texas
March 7, 2000